Deferred Policy Acquisition Cost	12 Months Ended
Dec. 31, 2013
Deferred Policy Acquisition Cost
Deferred Policy Acquisition Cost

27. Deferred Policy Acquisition Cost

Policy acquisition expenses, primarily commissions, premium taxes and underwriting expenses related to the successful issuance of a new or renewal policy incurred by NLC are deferred and charged against income ratably over the terms of the related policies. A summary of the activity in deferred policy acquisition costs is as follows (in thousands).

	Year Ended December 31,
	2013	2012
Balance, beginning of year	$19,812	$19,182
Acquisition expenses capitalized	41,771	39,387
Amortization charged to income	(40,592)	(38,757)
Balance, end of year	$20,991	$19,812

Amortization is included in policy acquisition and other underwriting expenses in the accompanying consolidated statements of operations.